                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) NOVEMBER 3, 2000
                                                 ----------------



                       Corporate Asset Backed Corporation
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             (EXACT NAME OR REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                            33-73666                22-3281571
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(STATE OF OTHER JURISDICTION      (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)           FILE NUMBER)            IDENTIFICATION NO.)


    c/o PaineWebber Incorporated
    1285 Avenue of the Americas, 11th Floor
    New York, NY                                                       10019
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

Registrant's telephone number, including area code: (212) 713-2841
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 1.             CHANGES IN CONTROL OF REGISTRANT.

                    The Registrant, previously a wholly owned subsidiary of Paine Webber Group Inc. ("PWG"), became, on November 3, 2000, a wholly owned subsidiary of UBS Americas Inc. ("Americas"), which is a wholly owned subsidiary of UBS AG ("UBS"), as a result of the closing of the merger contemplated by the Agreement and Plan of Merger, dated as of July 12, 2000, by and among PWG, UBS and Americas.


Item 2.             ACQUISITION OR DISPOSITION OF ASSETS.

                    NOT APPLICABLE.

Item 3.             BANKRUPTCY OR RECEIVERSHIP.

                    NOT APPLICABLE.

Item 4.             CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                    NOT APPLICABLE.

Item 5.             OTHER EVENTS.

                    NOT APPLICABLE.

Item 6.             RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                    NOT APPLICABLE.

Item 7.             FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND
                    EXHIBITS.

                    (a)  NOT APPLICABLE.

                    (b)  NOT APPLICABLE.

                    (c)  NOT APPLICABLE.



Item 8.             CHANGE IN FISCAL YEAR.

                    NOT APPLICABLE.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
 .
                                             CORPORATE ASSET
                                             BACKED CORPORATION
                                               as depositor



                                             By:    /s/ Robert Vascellaro
                                                    ----------------------------
                                             Name:  Robert Vascellaro
                                             Title: Vice President and Treasurer



Date:  November 16, 2000